MML SERIES INVESTMENT FUND II

Supplement dated March 13, 2009 to the

Prospectuses dated May 1, 2008 and May 1, 2008, revised as of September 2, 2008

This supplement provides new and additional information beyond that contained in the Prospectuses and any previous supplements. It should be retained and read in conjunction with the Prospectuses and any previous supplements.

Effective immediately, the following information supplements the information for the MML Money Market Fund found on page 5:

MassMutual has agreed to voluntarily waive some or all of its management fees in an attempt to allow the Initial Class shares of the Fund to maintain a 1-day yield of at least approximately 0.00%. MassMutual may amend or discontinue this waiver at any time without advance notice.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

L8063-08-07